Exhibit 10.14

AMENDMENT

TO

SUPPLEMENT TO LOAN AND SECURITY AGREEMENT

This Amendment to Supplement to Loan and Security Agreement (the “Amendment”) is made effective as of February 11, 2022, by and among Clene Inc., a Delaware corporation (“Company”), Clene Nanomedicine, Inc. (“Nanomedicine”), (Company and Nanomedicine, individually and collectively, “Borrower”) and Avenue Venture Opportunities Fund, LP. (“Lender”). The Borrower and Lender are sometimes separately referred to herein as a “Party” and are collectively referred to herein as the “Parties”. Capitalized terms used but not defined herein have the meanings assigned to such terms in the LSA or Agreement (as defined below), as the case may be.

WHEREAS, Borrower and Lender are Parties to a Loan and Security Agreement (the “LSA”) and Supplement to Loan and Security Agreement dated as of May 21, 2021 (the “Agreement”) and have been acting in accordance with the terms thereof since the effective date; and

WHEREAS, the Parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the Borrower and Lender hereby agree as follows:

1.
The reference to “June 30, 2022” in the definition of Additional Equity in Part 1 - Additional Definitions of the Agreement is deleted and replaced with the date “December 31, 2022”.
2.
The reference to “June 30, 2022” in subsection (ii) of the definition of Termination Date in Part 1 - Additional Definitions of the Agreement is deleted and replaced with the date “December 31, 2022”.
3.
The following definition of “Cash Equivalents” shall be added (after the definition of “Amortization Period”) in Part 1 -Additional Definitions of the Agreement and shall read in its entirety as follows:

“Cash Equivalents” means any short-term investment securities with maturity periods of 90 days or less at date of purchase. They include bank certificates of deposit, banker's acceptances, Treasury bills, commercial paper, other money market instruments, and commercial bonds with a credit rating of A or higher from Moody’s, Standard & Poor’s or Fitch.”

4.
Section 6 of the Agreement is deleted and shall read in its entirety as follows:

“Financial Covenants. Borrower shall at all times during the term hereof maintain minimum unrestricted cash and Cash Equivalents, in accounts subject to control agreements in favor of, and in form and content reasonably acceptable to, Lender, of at least Five Million Dollars ($5,000,000); provided that, upon Borrower (1) achieving Performance Milestone 1 and (2) receiving the Additional Equity, Borrower shall no longer be required to comply with this Part 2, Section 6.”

5.
Borrower understands and agrees that Lender is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Loan Documents. Borrower represents and warrants (i) that the representations and warranties contained in the Loan Agreement are true and correct as of the date of this Amendment, and (ii) that no Event of Default has occurred and is continuing. Except as expressly modified pursuant to this Amendment, the terms of the Loan Documents remain unchanged, in full force and effect and are hereby ratified and confirmed in all respects. Lender’s agreement to modifications pursuant to this Amendment in no way shall obligate Lender to make any future modifications. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment. The terms of this paragraph apply not only to this Amendment, but also to any subsequent loan and security modification agreements.
6.
Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Documents, as in effect prior to the date hereof.
7.
Borrower and Lender may execute this Amendment in counterparts and by facsimile signature or via email. Each executed counterpart of this Amendment will constitute an original document, and all executed counterparts, together, will constitute the same agreement. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to its conflict of laws principles.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

Clene Inc.

By:	/s/ Rob Etherington
Rob Etherington, President

Clene Nanomedicine, Inc.

By:	/s/ Rob Etherington
Rob Etherington, President

Avenue Venture Opportunities Fund, L.P.

By: Avenue Venture Opportunities Partners, LLC

By	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Authorized Signatory